Long-term Investments - Schedule of Available-for-Sale Debt Investments Measured at Fair Value and Consist of Convertible Debt Instruments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Investments [Abstract]
Cost or Amortized cost	¥ 315,087	$ 44,380	¥ 319,975
Gross unrealized gains	169,008	23,804	176,219
Gross unrealized losses	(18,089)	(2,548)	(10,870)
Fair value	¥ 466,006	$ 65,636	¥ 485,324